GOODWILL	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2023	2022
Balance at beginning of year	$6,914	$2,216
Acquisitions through business combinations (1)	—	4,836
Impairment	(599)	—
Dispositions	(577)	—
Assets reclassified as held for sale	—	(11)
Foreign currency translation	(36)	(127)
Balance at end of year	$5,702	$6,914
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(1)See Note 3 for additional information.
The company evaluates goodwill for impairment on an annual basis, or more often if events or circumstances indicate there may be an impairment. To determine whether goodwill is impaired, the company compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts. The recoverable amounts of the company’s cash-generating units are determined by calculating their value in use. For each cash generating unit, this involves estimating expected future cash flows based on forecasted revenues and margins, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates, and perpetuity growth rates which individually range from 5.3% to 6.6%, 8.4% to 13.0%, and 2.2% to 3.0%, respectively. These assumptions and inputs are forecasted over a period of 5 years and are based on market information and internal management budgets, reflective of historical experience and macroeconomic expectations.
During the year ended December 31, 2023, the company recorded a goodwill impairment loss of $599 million on a cash-generating unit. The impairment is related to the company’s investment in healthcare services and is a result of changes in forecasted cash flow assumptions from revised expectations of hospital admissions and operating costs. The recoverable amount calculated to assess goodwill impairment was based on an estimate of value in use using a discounted cash flow analysis incorporating unobservable inputs.
As at December 31, 2023, the recoverable amounts of the company’s remaining cash-generating units with material goodwill balances which comprise its construction operation and dealer software and technology services operation, were greater than their carrying values with significant headroom.
Goodwill, net of accumulated impairment losses, is allocated to the following cash-generating units as at December 31, 2023 and 2022:

(US$ MILLIONS)	2023	2022
Dealer software and technology services operation	$4,424	$4,580
Healthcare services	690	1,310
Other operations	588	1,024
Total	$5,702	$6,914